Acquisition	12 Months Ended
Dec. 31, 2023
Business Combinations [Abstract]
Acquisition
19.
ACQUISITION

In December 2020, the Company acquired TTP, an online auction platform for used cars in mainland China. The acquisition was accounted for as a business combination. The financial position and results of operation of TTP and its subsidiaries were included in the Company’s consolidated financial statements on December 31, 2020.

The Company made estimates and judgments in determining the fair value of the assets acquired and liabilities assumed with the assistance from an independent valuation firm. The purchase price allocation as the date of the acquisition is as follows:

	Amount	Amortization Period
	RMB
	(in thousands)
Intangible assets
- Technologies	202,100	5 years
- Trademarks	106,900	10 years
- Customer relationship	41,300	5 years
- Database	73,500	5 years
Goodwill	2,437,542
Net liabilities acquired, excluding intangible assets and the related deferred tax liabilities	(861,918)
Deferred tax liabilities	(63,570)
Noncontrolling interests	(147,639)
Convertible redeemable noncontrolling interests (Note 1)	(1,056,237)
	731,978

Note 1: TTP had previously issued preferred shares in several series to certain shareholders, which could be redeemed by such shareholders upon the occurrence of certain events. The outcome of these events is not solely within the control of TTP and, therefore, these preferred shares have been accounted for as convertible redeemable noncontrolling interests.

The excess of purchase price over net tangible assets and identifiable intangible assets acquired was recorded as goodwill. Goodwill primarily represents the expected synergies from combining the TTP’s resources and experiences in the used car auction industry with the Company’s current business. The goodwill is not expected to be deductible for tax purposes.